Exhibit 99.1

Texas Capital Bancshares and Independent Bank Group to Combine in Merger of Equals to Create the Premier, Texas-Based Super Regional Bank with the Enhanced Scale and Resources to Serve Clients Nationally

Combined Company Will Be a High Performance, Growth-Oriented Financial Institution
with Approximately $48 Billion in Assets

Financially Compelling Combination for Both Companies’ Shareholders with Anticipated Synergies; Expected to Be Meaningfully Accretive to Both TBVPS and EPS in the First Full Year Following Close

Provides Extensive and Diversified Client Service Offering with Complementary Corporate Banking Business and Well Positioned Branch Network in Texas and Colorado

Bolsters Core Deposits and Provides Granular Deposit Base Increasing Stability and Flexibility

Leverages Scale, Powerful Technology and Compliance Infrastructure and Strongly Aligned Cultures
to Drive Efficiencies, Better Manage Risk and Further Enhance the Client Experience

DALLAS and McKINNEY, Texas – December 9, 2019 – Texas Capital Bancshares, Inc. (NASDAQ: TCBI) (“Texas Capital”), the parent company of Texas Capital Bank, and Independent Bank Group, Inc. (NASDAQ: IBTX) (“Independent Bank Group”), the holding company for Independent Bank, today announced that they have entered into a definitive agreement under which the companies will combine in an all-stock merger of equals with a total market value of approximately $5.5 billion to create the premier, Texas-based super regional bank.

The name of the combined holding company will be Independent Bank Group and the name of the combined bank will be Texas Capital. Retail locations in Colorado will continue to operate and retain the Independent Financial branding. The corporate headquarters of the combined company will be located in McKinney, Texas. The combined company will trade under the Independent Bank Group ticker symbol “IBTX” on The Nasdaq Stock Market.

Under the terms of the merger agreement, which was unanimously approved by the Boards of Directors of both companies, Texas Capital shareholders will receive 1.0311 shares of Independent Bank Group for each Texas Capital share they own. Former Texas Capital shareholders will own 55% and Independent Bank Group shareholders will own 45% of the combined company. Upon consummation of the transaction, the combined company expects to offer an annualized dividend on its common stock of $1.00 per share, subject to approval by the Board of Directors.

The merger combines two relationship-driven, client-focused and founder-led institutions with complementary lines of business and deep benches of talent. Together, Independent Bank Group and Texas Capital are ideally positioned to leverage their respective strengths to deliver exceptional operational and financial performance.

C. Keith Cargill, Texas Capital President and CEO, said, “Today is an exciting day for Texas Capital and I am confident that executing this transformative merger of equals is the right strategy for our team, our company, our clients, our communities and our shareholders. It has been an honor to build Texas Capital into one of the best business and private wealth banks in the U.S. We have found the ideal partner in Independent Bank Group given our shared core values and strong commitment to fostering talent and delivering a premier client experience. Independent Bank Group is an outstanding complement to Texas Capital with its enviable commercial branch network, small business market leadership and solid deposit funding model in combination with our strong corporate banking practice and powerful technology and compliance infrastructure. Importantly, this accretive transaction delivers significant value to our shareholders, with substantial growth drivers, an annual dividend and increased profitability run rate with meaningful synergies. I believe that David is the right individual to lead the combined organization into the future, and I look forward to working with him and the rest of the team to merge these two great businesses into one team, one culture and one of the highest performing banks in America.”

David R. Brooks, Independent Bank Group Chairman and CEO, said, “Combining Independent Bank Group and Texas Capital is the logical next step for both companies. We have built a strong, broad commercial branch footprint across Texas and in Colorado through multiple transactions, which have effectively doubled our assets every two years. This combination with Texas Capital is a singular opportunity to significantly diversify our customer base, business lines and loan concentrations, enabling us to accelerate our growth and enhance our financial flexibility for continued strategic investments. At the same time, Independent Bank Group will benefit from the strength of Texas Capital’s technology, processes and systems to ensure we are even better positioned to serve and compete for clients in all lines of business while mitigating risk. With our combined scale, a deeply experienced and talented team with similar cultures and focus on superior operational execution, we believe that together we are well positioned to generate enhanced value for both companies’ shareholders through improved efficiency, strong returns on capital and earnings accretion. I am honored to lead the organization following the close of the transaction and want to offer my deepest gratitude for the outstanding leadership of Keith, who has been instrumental in reaching this exciting day.”

Strategically Compelling for Both Organizations

•
Enhanced Scale to Drive Growth and Improve Profitability: The combined company, with approximately $48 billion in assets and $39 billion in deposits, will create the largest Texas-headquartered bank by Texas deposits with a significant presence in Colorado and will provide a strong foundation to serve clients. The enhanced scale provided by the combination enables further investment in technology to better manage risk and serve clients across business lines.

•
Diversified Business Mix: This combination will create a full-service financial institution with extensive strategic and client coverage, including enhancing the revenue mix by diversifying each company’s client base, business lines and loan and funding concentrations.

•
Strengthened Core Deposits Franchise: Texas Capital and Independent Bank Group will benefit from a substantially solidified and granular core deposit business, which will allow for a more stable source of funds and increased optionality to compete in a dynamic market environment.

•	Attractive, Fast Growing Markets: The combined company will have a strong presence in five of the top 10 fastest growing MSAs in the United States.

•
Experienced Combined Management Team: In addition to a strong track record of organic growth and high-performance, the combined management team has significant experience successfully executing and integrating transformative transactions.

•
Strong Cultural Alignment and Commitment to Communities: Texas Capital and Independent Bank Group are committed to preserving the strong cultures of collaboration and entrepreneurial spirit in our efforts to deliver premier and differentiated client experiences. Both companies will maintain the important community relationships built over decades and the combined company is committed to continuing its investments to local programs and communities.

Financially Compelling for All Shareholders

•
Significant Earnings Per Share and Tangible Book Value Per Share Accretion: The transaction is projected to deliver approximately 27% TBVPS accretion, 26% EPS accretion to Independent Bank Group and 14% EPS accretion to Texas Capital by the first full year after close, assuming 75% phase-in of cost savings.

•	Substantial Cost Synergies: Expected to improve profitability and support sustained growth by delivering approximately $100 million in annual run-rate cost synergies.

•
Leading Financial Profile and Operating Metrics: On a pro forma basis, the franchise is expected to deliver top-tier operating and return metrics, including Return on Tangible Common Equity of approximately 15% and Return on Average Assets of 1.3%, each assuming 75% phase-in of cost savings.

Combined Company Governance and Leadership Team

The Chairman, President and CEO of the combined company will be David Brooks. C. Keith Cargill will serve as Special Advisor to the Chairman, President and CEO and continue to assist the franchise in talent and client retention in addition to advising on key strategic initiatives. The leadership team led by Mr. Brooks will include five current Texas Capital executives and four current Independent Bank Group executives. The Board of Directors will be composed of seven directors from Texas Capital and six directors from Independent Bank Group. Larry L. Helm, Texas Capital Non-Executive Chairman of the Texas Capital Board, will serve as Lead Independent Director of the combined company’s Board of Directors.

Timing and Approvals

The merger is expected to close in mid-2020, subject to satisfaction of customary closing conditions, including receipt of customary regulatory approvals and approval by the shareholders of each company.

Advisors

Jefferies LLC is serving as lead financial advisor to Texas Capital. Goldman Sachs & Co. LLC is also serving as financial advisor to Texas Capital. Sullivan & Cromwell LLP is serving as legal advisor to Texas Capital.

Keefe, Bruyette & Woods, A Stifel Company, is serving as exclusive financial advisor to Independent Bank Group. Sandler O’Neill + Partners, L.P rendered a fairness opinion to the Board of Directors of Independent Bank Group. Wachtell, Lipton, Rosen & Katz is serving as legal advisor to Independent Bank Group.

Joint Investor Conference Call

Texas Capital and Independent Bank Group will hold a joint conference call to discuss the transaction at 7:00 a.m. Central Time today. To listen to the live call, please dial 866.610.1072 within the U.S. and 973.935.2840 for all other locations and enter the participant code 8082479. The live webcast, along with the related presentation, will be available on the investor relations section of each company’s website at http://investors.texascapitalbank.com/ and https://independentbankgroup.gcs-web.com/investor-relations. An audio replay will be available two hours after the conclusion of the call. To access the replay, dial 800.585.8367 and use conference number 8082479. International callers should dial 404.537.3406 and enter the same conference number. This replay, as well as the webcast, will be available through December 23, 2019.

About Independent Bank Group

Independent Bank Group, through its wholly owned subsidiary, Independent Bank, provides a wide range of relationship-driven commercial banking products and services tailored to meet the needs of businesses, professionals and individuals. Independent Bank Group operates in four market regions located in the Dallas/Fort Worth, Austin, and, Houston areas in Texas and the Colorado Front Range area, including Denver, Colorado Springs and Fort Collins.

About Texas Capital Bancshares, Inc.

Texas Capital Bancshares, Inc. (NASDAQ®: TCBI), a member of the Russell 1000® Index and the S&P MidCap 400®, is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and entrepreneurs. Headquartered in Dallas, the bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.

Independent Bank Group Contacts:

Media

James Tippit
Executive Vice President & Head of Corporate Responsibility
(469) 301-2736
JTippit@ibtx.com

Investors

Paul Langdale
Vice President, Investor Relations Officer
(469) 301-2637
plangdale@ibtx.com

Or

Michelle Hickox
Executive Vice President, Chief Financial Officer
(972) 562-9004
mhickox@ibtx.com

Texas Capital Contacts:

Media

Shannon Wherry
Senior Vice President, Director of Communications
(469) 399-8527
shannon.wherry@texascapitalbank.com

Investors

Heather Worley
Senior Vice President, Director of Investor Relations
(214) 932-6646
heather.worley@texascapitalbank.com

Or

Julie Anderson
Chief Financial Officer
(214) 932-6773
julie.anderson@texascapitalbank.com

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Independent Bank Group, Inc. (“IBTX”) and Texas Capital Bancshares, Inc. (“TCBI”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on IBTX’s and TCBI’s current expectations and assumptions regarding IBTX’s and TCBI’s businesses, the economy, and other future conditions. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect IBTX’s or TCBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Such risks and uncertainties include, among others: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between IBTX and TCBI, the outcome of any legal proceedings that may be instituted against IBTX or TCBI, delays in completing the transaction, the failure to obtain necessary regulatory approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and shareholder approvals or to satisfy any of the other conditions to the transaction on a timely basis or at all, the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where IBTX and TCBI do business, the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, diversion of management’s attention from ongoing business operations and opportunities, potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction, the ability to complete the transaction and integration of IBTX and TCBI successfully, and the dilution caused by IBTX’s issuance of additional shares of its capital stock in connection with the transaction. Except to the extent required by applicable law or regulation, each of IBTX and TCBI disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding IBTX, TCBI and factors which could affect the forward-looking statements contained herein can be found in IBTX’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the Securities and Exchange Commission (“SEC”), and in TCBI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, its Quarterly Reports on Form 10-Q for the periods ended March 31, 2019, June 30, 2019 and September 30, 2019, and its other filings with the SEC.

Additional Information about the Merger and Where to Find It

In connection with the proposed merger, IBTX will file with the SEC a registration statement on Form S-4 to register the shares of IBTX’s capital stock to be issued in connection with the merger. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of IBTX and TCBI seeking their approval of the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THESE DOCUMENTS DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT IBTX, TCBI AND THE PROPOSED TRANSACTION.

Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from IBTX at its website, www.ibtx.com, or from TCBI at its website, www.texascapitalbank.com. Documents filed with the SEC by IBTX will be available free of charge by accessing the Investor Relations page of IBTX’s website at www.ibtx.com or, alternatively, by directing a request by telephone or mail to Independent Bank Group, Inc., 7777 Henneman Way, McKinney, Texas 75070, (972) 562-9004, and documents filed with the SEC by TCBI will be available free of charge by accessing TCBI’s website at www.texascapitalbank.com under the tab “About Us,” and then under the heading “Investor Relations” or, alternatively, by directing a request by telephone or mail to Texas Capital Bancshares, Inc., 2000 McKinney Avenue, Suite 700, Dallas, Texas 75201, (214) 932-6600.

Participants in the Solicitation

IBTX, TCBI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of IBTX and TCBI in connection with the proposed transaction under the rules of the SEC. Certain information regarding the interests of these participants and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus regarding the proposed transaction when it becomes available. Additional information about IBTX, and its directors and executive officers, may be found in IBTX’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on April 23, 2019, and other documents filed by IBTX with the SEC. Additional information about TCBI, and its directors and executive officers, may be found in TCBI’s definitive proxy statement relating to its 2019 Annual Meeting of Shareholders filed with the SEC on March 7, 2019, and other documents filed by TCBI with the SEC. These documents can be obtained free of charge from the sources described above.